UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2011

Pharma-Bio Serv, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50956	20-0653570
(Commission File Number)	(I.R.S. Employer Identification No.)

6 Road 696, Dorado, Puerto Rico	00646
(Address of Principal Executive Offices)	(Zip Code)

(787) 278-2709
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 6, 2011, Pharma-Bio Serv, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders.  Below is a summary of the proposals and corresponding votes.

All five nominees were elected with each director receiving votes as follows:

Nominee	For	Withheld
Elizabeth Plaza	11,034,309	280,406
Kirk Michel	11,031,309	283,406
Dov Perlysky	11,034,309	280,406
Howard Spindel	11,034,309	280,406
Irving Wiesen	11,034,309	280,406

There were 4,152,731 broker non-votes on this proposal for each nominee.

The ratification of the appointment of Horwath Velez & Co. PSC as the Company's independent certified public accountants for the fiscal year ending October 31, 2011:

For	Against	Abstain
15,193,840	273,606	0

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2011	PHARMA-BIO SERV, INC.

/s/ Elizabeth Plaza Elizabeth Plaza, President and Chief Executive Officer (principal executive officer)